UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 16, 2022

Petrolia Energy Corporation

(Exact name of registrant as specified in its charter)

Texas	000-52690	86-1061005
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

710 N. Post Oak Rd., Ste. 400, Houston, Texas	77024
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 723-1266

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	BBLS	OTC Pink

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

PETROLIA ENERGY CORPORATION

Item 8.01 Other Events

Petrolia Canada Corporation (“Petrolia Canada”), a wholly owned subsidiary of Petrolia Energy Corporation (“Petrolia” or the “Company”), entered into the following two simultaneous transactions with Prospera Energy, Inc. (“Prospera”), each dated February 16, 2022: a Purchase and Sale Agreement (“PSA”) and a Debt Settlement Agreement (“Debt Settlement”).

Pursuant to the PSA and Debt Settlement between Prospera and Petrolia Canada, Prospera agreed to purchase, and Petrolia Canada agreed to sell and assign to it an undivided twenty-eight percent (28%) working interest in the Cuthbert, Luseland, and Hearts Hill assets in Saskatchewan and Alberta, Canada (collectively, the “Assets”).

Under the PSA and Debt Settlement between Prospera and Petrolia Canada, the parties specifically agreed to the following: (i) forgiveness of the debt owed by Petrolia Canada to Prospera in the amount of ONE MILLION SEVEN HUNDRED TWENTY THOUSAND SIX HUNDRED THIRTEEN DOLLARS ($1,720.613.00), being the total of combined Original and Secondary Debt arising from joint interest billings; (ii) the issuance by Prospera of a FIVE HUNDRED TEN THOUSAND DOLLAR ($510,000.00) convertible debenture in it to Petrolia Canada, which Petrolia Canada can elect to convert to common share units; and (iii) a total cash amount of SEVENTY-FIVE THOUSAND CANADIAN DOLLARS ($75,000.00 CAD) to be made by Prospera to Petrolia Canada in five (5) equal installment payments.

The transactions entered into through the PSA and Debt Settlement agreements have resulted in the Company’s divestment of all their working interest in the Assets. A copy of the PSA and Debt Settlement are being submitted as exhibits with this filing.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

1.1*	Purchase and Sale Agreement by and between Petrolia Canada Corporation and Prospera Energy Inc.
1.2*	Debt Settlement Agreement, dated February 16, 2022 between Prospera Energy Inc. and Petrolia Canada Corporation
104	Inline XBRL for the cover page of this Current Report on Form 8-K

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Petrolia Energy Corporation

/s/ Mark M. Allen
Mark M. Allen Chief Executive Officer

Date: February 28, 2022